UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2024

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Cambium Networks, Inc. 2000 Center Drive, Suite East A401
Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On August 22, 2024, Cambium Networks Corporation (the "Company") reached agreement with Ms. Sabrina Mekhalfa, to join the Company as a consultant, for a six-month initial term, fulfilling the duties of the Global Controller and Chief Accounting Officer (Principal Accounting Officer) effective August 27, 2024. Ms. Mekhalfa joins us from ShipBob, a global technology enabled supply chain and fulfillment leader in Chicago, Illinois, where she served as interim Global Controller and Chief Accounting Officer from February 2024 to June 2024. From September 2023 to February 2024, Ms. Mekhalfa served as interim Global Controller and Chief Accounting Officer for Mitek Systems, a global leader in digital access, and from December 2020 to June 2023 she served as Senior Vice President, Chief Accounting Officer for UserTesting, a human insight platform company that had its initial public offering in November 2021, and that was acquired by Thoma Bravo in January 2023. From October 2018 to December 2020, Ms. Mekhalfa was Vice President, Corporate Controller for Sephora Americas—Moet Hennessy Louis Vuitton, a leader in the global prestige retail market, from January 2017 to October 2018 she was Vice President, Corporate Controller for Postmates, a delivery platform company acquired by Uber in 2020, from 2013 to 2016 she was Senior Director, Corporate Controller for Calix, a provider of broadband communication access systems and software, and from 2007 to 2013 Ms. Mekhalfa was Senior Director Internal Controls over Financial Reporting and Risk Management at Oracle Corporation. Ms. Mekhalfa holds a Maitrise Des Sciences De Gestion (BA and Master degrees in Finance) from Université Paris IX Dauphine, Paris, France and a Master of Business Administration in International Business from City University of New York, Baruch College, New York, New York.

There are no family relationships between Ms. Mekhalfa and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Ms. Mekhalfa had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	August 27, 2024	By:	/s/ Jacob Sayer
		Name: Title:	Jacob Sayer Chief Financial Officer